                                                                     Exhibit 4.1

NUMBER                                                                   SHARES
CA

                                 [CYNOSURE LOGO]

                                 CYNOSURE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            CLASS A COMMON STOCK

                                                               CUSIP 232577 20 5
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


IS THE OWNER OF

  FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF THE PAR VALUE
                                OF $0.01 EACH, OF

                                 CYNOSURE, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

/s/ Michael R. Davin                        [Seal]  /s/ Timothy W. Baker
President, Chief Executive Officer and              Executive Vice President and
Chairman of the Board of Directors                  Chief Financial Officer

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

Transfer Agent and Registrar

By:________________________________________
     Authorized Signature

                                 CYNOSURE, INC.

      THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM    -  as tenants in common               UNIF GIFT MIN ACT  -       ________________ Custodian _________________
                                                                                  (Cust)                   (Minor)

TEN ENT    -  as tenants by the entireties                                  under Uniform Gifts to Minors Act __________
                                                                                                              (State)

JT TEN     -  as joint tenants with right of
              survivorship and not as            UNIF TRF MIN ACT  -        ________________ Custodian (until age_______)
              tenants in common                                                   (Cust)                   (Minor)

TOD        -  transfer on death direction in                                under Uniform Transfers to Minors Act ______
              event of owner's death, to                                                                         (State)
              person named on face and
              subject to TOD rules
              referenced.


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________Shares


of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________                      ________________________________

                                                ________________________________


                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                               THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By _______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.